UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): November 12, 2013

ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 CityWest Blvd, Suite 400
Houston, Texas 77042-2839
(Address of principal executive offices, including Zip Code)

(281) 933-3339
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a).	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
The terms “we,” “us” and similar or derivative terms in this Current Report on Form 8-K refer to ION Geophysical Corporation and its consolidated subsidiaries, except where the context otherwise requires.
Restatement of Previously Issued Interim Financial Statements.
On November 12, 2013, the Audit Committee of our Board of Directors (the “Audit Committee”), after considering and concurring with the recommendation of management, concluded that it was necessary to restate certain of our previously issued 2013 interim financial statements. In connection with the preparation of our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013, we determined that we had incorrectly presented the investments in our multi-client seismic data libraries, or SPANs, in our condensed consolidated statements of cash flows. Certain accrued expenses and accounts payable activity related to the SPANs were presented inappropriately as a reduction in “net cash provided by operating activities” and should have been presented as “net cash used in investing activities” in our condensed consolidated statements of cash flows for the three months ended March 31, 2013 and for the six months ended June 30, 2013.
Using accounting guidance provided in Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 250 - Accounting Changes and Error Corrections, we determined the error in presentation was material to the condensed consolidated statements of cash flows for the three months ended March 31, 2013, and for the six months ended June 30, 2013.
The effect of these adjustments in the condensed consolidated statement of cash flows is as follows (in thousands):

	Three Months Ended March 31, 2013			Six Months Ended June 30, 2013
	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
Statement of Cash Flows:
Net cash provided by operating activities	$34,278	$15,313	$49,591	$28,281	$15,096	$43,377
Net cash used in investing activities	(27,663)	(15,313)	(42,976)	(49,740)	(15,096)	(64,836)
Net cash used in financing activities	(120)	—	(120)	70,802	—	70,802
Total cash and cash equivalents at end of period	66,575	—	66,575	109,501	—	109,501
In the condensed consolidated statement of cash flows for the nine months ended September 30, 2013 to be included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, we will report the following amounts, compared to our previously announced amounts (in thousands):

	Nine Months Ended September 30, 2013
	As Previously Announced	Adjustment	As Adjusted
Statement of Cash Flows:
Net cash provided by operating activities	$61,912	$16,603	$78,515
Net cash used in investing activities	(98,556)	(16,603)	(115,159)
Net cash used in financing activities	64,866	—	64,866
Total cash and cash equivalents at end of period	88,585	—	88,585
These adjustments do not have any effect on our condensed consolidated balance sheets, our condensed consolidated statements of income (loss) or our condensed consolidated statements of comprehensive income (loss), as of and for the interim periods ended March 31, 2013 or June 30, 2013. The adjustments have no effect on our business operations, cash balances or liquidity.
Accordingly, our previously issued condensed consolidated financial statements for the three months ended March 31, 2013 and for the six months ended June 30, 2013 should no longer be relied upon. We will amend our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2013 and June 30, 2013 to restate the condensed consolidated statements of cash flows to correct this presentation, and to revise certain related information, including the discussion of our internal controls and procedures.

We also expect to file our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2013, which has not previously been filed, with the Securities and Exchange Commission (“SEC”) within five calendar days after this filing. Contemporaneously with our filing of this Current Report on Form 8-K, we have filed with the SEC a Form 12b-25 Notification of Late Filing to report the late filing of our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2013, which we expect to file on or before November 18, 2013.
Our management and Audit Committee discussed the matters relating to the restatements described above with Ernst & Young LLP, our independent registered public accounting firm.
Management has considered the effect of the restatements on the effectiveness of our disclosure controls and procedures and internal control over financial reporting. Management has concluded that a material weakness in internal control over financial reporting existed during each of the affected periods for our controls related to the preparation of the condensed consolidated statement of cash flows. Accordingly, our disclosure controls and procedures and internal control over financial reporting for the periods described above were not effective. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis.
Forward-looking statements.
Statements contained in this Form 8-K that are not historical facts may constitute forward-looking statements, including statements relating to the impact of our restatements and the amounts we estimate will be reflected in our restated financial statements and the periodic reports that we expect to amend. Our forward-looking statements are generally identified with words such as “anticipate,” “believe,” “estimate,” “intend,” “expect,” “could,” “may” and similar expressions. We believe that our expectations are reasonable and are based on reasonable assumptions; however, we caution against relying on any of our forward-looking statements as such forward-looking statements by their nature involve risks and uncertainties. A variety of factors, including but not limited to the following, could cause these statements, as well as the timing of events, to differ materially from those expressed or implied in our forward-looking statements: finalization of the restatements described above, including the need to complete our internal review; the performance of the requisite procedures by our independent registered public accounting firm; our ability to timely file our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013; our ability to realize on cost savings and other effects from our restructuring efforts described herein; as well as other risk factors discussed more fully in our Form 10-K for the year ended December 31, 2012 and our Form 10-Q for the quarterly period ended June 30, 2013 and other reports subsequently filed from time to time with the Securities and Exchange Commission. These forward-looking statements represent only our current intentions, beliefs or expectations, and any forward-looking statement speaks only as of the date on which it was made. We assume no obligation to revise or update any forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2013	ION GEOPHYSICAL CORPORATION
By: /s/ DAVID L. ROLAND David L. Roland Senior Vice President, General Counsel and Corporate Secretary